SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                      December 23, 2003 (December 23, 2003)


                                   Gexa Corp.
               (Exact Name of Registrant as Specified in Charter)


                 Texas                       0-16179               76-0670175
                                     ---------------------     --------------
     (State or Other Jurisdiction         (Commission            (IRS Employer
           of Incorporation)             File Number)        Identification No.)


                                24 Greenway Plaza
                                   Suite 1826
                              Houston, Texas 77046
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 961-9399
              (Registrant's telephone number, including area code)

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Item 5.       Other Events and Required FD Disclosure.

Resignation of Marcie C. Zlotnik, former President, as a Director

         On December 23, 2003, Gexa Corp. ("Gexa") issued a press release announcing the resignation of Marcie Zlotnik as a Director.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

              (a) Financial Statements of Business Acquired.

                  None

              (b) Pro Forma Financial Information.

                  None

              (c) Exhibit.

                  99.1     Press Release dated December 23, 2003

                            [SIGNATURE PAGE FOLLOWS]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GEXA Corp.

Date: December 23, 2003             By:         /s/
     ------------------                -----------------------
                                       Neil M. Leibman
                                       Chief Executive Officer




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